TRADE RECEIVABLES (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Disclosure Of Trade And Other Receivables [Abstract]
Trade receivable debtors carrying amount	$ 4,243	$ 4,234
Allowance for Doubtful Debts on Trade Receivables	$ 0	$ 0
Disclosure of Risk Profile of Trade Receivables	The expected credit loss rate is considered immaterial for trade receivables outstanding for less than 120 days and for trade receivables past due for more than 120 days, the Group has recognised a loss allowance of 100%, except for the adjustment to factors that are specific to the debtors, because historical experience has indicated that these receivables are generally not recoverable